UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 5, 2024

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant's Certifying Accountant.

Dismissal of independent registered public accounting firm

On January 5, 2024, at a special meeting of the Board of Directors (the "Board") of Alpine 4 Holdings, Inc., (the "Company"), upon the recommendation of all of the members of the Company's Audit Committee, the members of the Board unanimously approved the dismissal of and terminated the engagement of RSM US LLP ("RSM"), as the Company's independent certifying accountant.

RSM's Report of Independent Registered Public Accounting Firm on the Company's consolidated balance sheet as of December 31, 2022, the related consolidated statements of operations, changes in stockholders; equity (deficit), and cash flows for the year then ended dated May 5, 2023, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report expressed substantial doubt regarding the Company's ability to continue as a going concern.

RSM was appointed by the Board of Directors on September 21, 2022, as the Company's independent registered public accounting firm, and has served as the Company's auditor from that date through January 5, 2024.

During the period from September 21, 2022, through December 31, 2023, and the subsequent interim period through January 5, 2024, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in connection with their report, and there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses described in Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2022.

The Company has provided RSM with a copy of the foregoing disclosures prior to filing this Current Report on Form 8-K and has requested that RSM furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of RSM's letter, dated January 11, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is in active discussions with another independent registered public accounting firm and once the public accounting firm has been approved by the Company's Board, the Company will officially announce the engagement of the new public accounting firm.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from RSM US, LLP dated January 11, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: January 11, 2024